      As filed with the Securities and Exchange Commission on July 2, 1999

                      Investment Company Act File No. 811-

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

  [ ]       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
  [ ]             Pre-Effective Amendment No. _______________
  [ ]             Post-Effective Amendment No. ______________

                                     and/or

  [X]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
  [ ]             Amendment No. _____

                             ---------------------

                             WHISTLER FUND, L.L.C.
               (Exact name of Registrant as specified in Charter)
                           One World Financial Center
                                   31st Floor
                               200 Liberty Street
                            New York, New York 10281
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (212) 667-4225

                             ---------------------

                              c/o HOWARD M. SINGER
                               Managing Director
                            CIBC World Markets Corp.
                           One World Financial Center
                                    31st Floor
                                200 Liberty Street
                             New York, New York 10281
                     (Name and address of agent for service)

                                     Copy to:
                           KENNETH S. GERSTEIN, ESQ.
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022

-------------------------------------------------------------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in Registrant.

                                    FORM N-2

                             WHISTLER FUND, L.L.C.

                             CROSS REFERENCE SHEET

                            Pursuant to Rule 495(a)

     PART A
  ITEM NUMBER                 CAPTION                                PROSPECTUS CAPTION
  -----------                 -------                                ------------------
       1.         Outside Front Cover                   Outside Front Cover of Confidential
                                                        Memorandum

       2.         Inside Front and Outside Back         Outside Front Cover of Confidential
                  Cover Page                            Memorandum

       3.         Fee Table and Synopsis                Summary of Terms; Fees and Expenses;
                                                        Capital Accounts and Allocations -
                                                        Incentive Allocation

       4.         Financial Highlights                  Not Applicable

       5.         Plan of Distribution                  Not Applicable

       6.         Selling Shareholders                  Not Applicable

       7.         Use of Proceeds                       Not Applicable

       8.         General Description of the            Summary of Terms; The Company; Structure;
                  Registrant                            Investment Program; Types of Investments
                                                        and Related Risk Factors; Additional Risk
                                                        Factors

       9.         Management                            Summary of Terms; The Company; Board of
                                                        Managers; The Adviser and CIBC WM;
                                                        Brokerage; Fees and Expenses; Capital
                                                        Accounts and Allocations - Incentive
                                                        Allocation; Additional Information and
                                                        Summary of Limited Liability Company
                                                        Agreement - Custodian

     PART A
  ITEM NUMBER                 CAPTION                                PROSPECTUS CAPTION
  -----------                 -------                                ------------------

      10.         Capital Stock, Long-Term Debt,        Summary of Terms; Voting; Capital Accounts
                  and Other Securities                  and Allocations; Subscription for
                                                        Interests; Tax Aspects; Additional
                                                        Information and Summary of Limited
                                                        Liability Company Agreement

      11.         Defaults and Arrears on Senior        Not Applicable
                  Securities

      12.         Legal Proceedings                     Not Applicable

      13.         Table of Contents of the              Not Applicable
                  Statement of Additional
                  Information


     PART B
  ITEM NUMBER                 CAPTION                   STATEMENT OF ADDITIONAL INFORMATION
  -----------                 -------                                CAPTION
                                                                     -------
      14.         Cover Page                            Not Applicable

      15.         Table of Contents                     Not Applicable

      16.         General Information and               Not Applicable
                  History

      17.         Investment Objective and              Summary of Terms; Investment Program; Types
                  Policies                              of Investments and Related Risk Factors;
                                                        Additional Risk Factors; Brokerage

      18.         Management                            Summary of Terms; Board of Managers

      19.         Control Persons and Principal         Board of Managers
                  Holders of Securities

     PART B
  ITEM NUMBER                 CAPTION                   STATEMENT OF ADDITIONAL INFORMATION
  -----------                 -------                                CAPTION
                                                                     -------

      20.         Investment Advisory and Other         Summary of Terms; The Adviser and CIBC WM;
                  Services                              Fees and Expenses; Capital Accounts and
                                                        Allocations - Incentive Allocations;
                                                        Additional Information and Summary of
                                                        Limited Liability Company Agreement

      21.         Brokerage Allocation and Other        Conflicts of Interest; Brokerage
                  Practices

      22.         Tax Status                            Summary of Terms; Tax Aspects

      23.         Financial Statements                  As Registrant has no assets, financial
                                                        statements are omitted.

                                                 Copy Number: ________________




                            WHISTLER FUND, L.L.C.



                           CONFIDENTIAL MEMORANDUM
                                  JULY 1999


                      CIBC OPPENHEIMER ADVISERS, L.L.C.
                              INVESTMENT ADVISER



                    ONE WORLD FINANCIAL CENTER, 31ST FLOOR
                              200 LIBERTY STREET
                           NEW YORK, NEW YORK 10281
                                (212) 667-4225





IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF WHISTLER FUND, L.L.C. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE LIMITED LIABILITY COMPANY INTERESTS ("INTERESTS") OF WHISTLER FUND, L.L.C. HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE INTERESTS OF WHISTLER FUND, L.L.C. OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TO ALL INVESTORS

            INTERESTS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. INTERESTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, AND ARE NOT GUARANTEED BY, CANADIAN IMPERIAL BANK OF COMMERCE OR ANY OTHER BANK. INTERESTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.

            INTERESTS IN WHISTLER FUND, L.L.C. WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE OFFERING CONTEMPLATED BY THIS CONFIDENTIAL MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

            THIS CONFIDENTIAL MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS IN WHISTLER FUND, L.L.C. IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING WHISTLER FUND, L.L.C. THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS CONFIDENTIAL MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM OR THE EXHIBITS HERETO.

            THIS CONFIDENTIAL MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE INTERESTS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

            PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN WHISTLER FUND, L.L.C. FOR SUCH INVESTOR.

            THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED LIABILITY COMPANY AGREEMENT OF WHISTLER FUND, L.L.C., THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO (2) YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.

                          FOR GEORGIA RESIDENTS ONLY

            THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                              TABLE OF CONTENTS

                                                                          Page

SUMMARY OF TERMS.............................................................1

THE COMPANY.................................................................15

STRUCTURE...................................................................15

INVESTMENT PROGRAM..........................................................16

TYPES OF INVESTMENTS AND RELATED RISK FACTORS...............................20

ADDITIONAL RISK FACTORS.....................................................34

BOARD OF MANAGERS...........................................................37

THE ADVISER AND CIBC WM.....................................................39

VOTING......................................................................41

CONFLICTS OF INTEREST.......................................................42

BROKERAGE...................................................................45

FEES AND EXPENSES...........................................................46

CAPITAL ACCOUNTS AND ALLOCATIONS............................................49

SUBSCRIPTION FOR INTERESTS..................................................53

REDEMPTIONS, REPURCHASES OF  INTERESTS AND TRANSFERS........................55

TAX ASPECTS.................................................................59

ERISA CONSIDERATIONS........................................................73

ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT...74

APPENDIX A - LIMITED LIABILITY COMPANY AGREEMENT...........................A-1

                               SUMMARY OF TERMS

            The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the Limited Liability Company Agreement of Whistler Fund, L.L.C. (the "Company Agreement"), each of which should be read carefully and retained by any prospective investor.

The Company                Whistler Fund, L.L.C. (the "Company") is a newly
                           organized Delaware limited liability company, registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, non-diversified, management investment company.

                           The Company is a specialized investment vehicle that may be referred to as a registered private investment fund. The Company is similar to an unregistered private investment fund in that (i) interests in the Company ("Interests") will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors, and thus will be restricted as to transfer and (ii) the capital accounts of persons who purchase Interests offered hereby ("Members") will be subject to both asset-based charges and performance-based allocations in connection with the Company's activities. Unlike a private investment fund but like other registered investment companies, however, the Company has registered under the 1940 Act to be able to offer its Interests without limiting the number of investors that can participate in its investment program.

Investment Program         The Company seeks to achieve capital appreciation
                           while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy. It pursues this objective through investment strategies which have a low correlation with the equity and fixed income markets, or which, when balanced with other strategies, lower the correlation of the Company's total performance to the equity and fixed income markets.

                           The Company will allocate its assets among a broad group of investment managers (the "Investment Managers"), selected based on their experience or expertise in a particular investment strategy or investment strategies. The assets of the Company will be allocated by its investment adviser, CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), by investing in private investment funds or other entities, or investing in managed accounts pursuant to investment advisory agreements with different investment managers.

                           CIBC World Markets Corp. (CIBC WM"), the managing member of the Adviser, will rely on its Hedge Fund Due Diligence Committee to oversee the Adviser's investment decision making on behalf of the Company. The Committee has chosen Kenneth Stemme, an Executive Director of CIBC WM, as the Committee member primarily responsible for the day-to-day management of the Company's portfolio, subject to such policies as may be adopted by the Board of Managers. Investment Managers will be selected on the basis of various criteria, generally including, among other things, an analysis of:
                           the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence and deemed effectiveness of risk management discipline; on-site interviews of the management team; the quality and stability of the Investment Manager's organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program.

                           The Investment Managers generally conduct their investment programs through unregistered investment funds, which have investors other than the Company, and in other registered investment companies (collectively, "Investment Funds"). The Company currently intends to invest its assets primarily in Investment Funds. It also may invest its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis with respect to a portion of the Company's assets. In addition, to facilitate the efficient investment of the Company's assets, separate investment vehicles may be created by the Company for one or more of the Investment Managers. Generally, with respect to any such vehicle, an Investment Manager will serve as general partner and the Company will be the sole limited partner. (Investment Managers for which such an investment vehicle is formed and Investment Managers who manage assets directly for the Company on a managed account basis are collectively referred to as "Subadvisers".) No more than 10% of the Company's assets will be allocated to any Investment Fund that is advised by a Subadviser and the investment in any Investment Fund that is not advised by a Subadviser will be limited to less than 5% of the Investment Fund's voting securities. However, to permit it to invest more of its assets in Investment Funds deemed attractive by the Adviser, the Company may purchase non-voting securities of Investment Funds that are not advised by a Subadviser or, as to these Investment Funds, contractually forgo its right to vote on any matter that requires the approval of the investors. The Company may invest a majority of its assets in non-voting securities of Investment Funds. When acquiring the non-voting securities of an Investment Fund not managed by a Subadviser, the Company will limit its investment to less than 25% of such Investment Fund's outstanding equity. (See "Additional Risk Factors--Special Risks of Multi-Manager Structure.")

                           The Adviser will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance is satisfactory. The Company's assets may be reallocated among Investment Managers, existing Investment Managers may be terminated and additional Investment Managers selected, subject to the condition that retention of a Subadviser will require approval of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities, unless the Company receives an exemption from certain provisions of the 1940 Act. (See "Summary of Terms--Management.")

                           Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. Investment Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. In addition, Investment Managers may sell securities short. Investment Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

                           Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Confidential Memorandum. The use of these techniques will be an integral part of their investment programs, and involves certain risks to the Company. Investment Managers may use leverage, which also entails risk. (See "Types of Investments and Related Risk Factors.") For purposes of the Company's investment restrictions and certain investment limitations under the 1940 Act, the Company will look through any Investment Funds managed by the Subadvisers to their underlying securities.

Potential Benefits of
Investing in the Company   An investment in the Company will enable investors
                           to invest with a group of Investment Managers whose services generally are not available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Company also will enable investors to invest with a cross-section of Investment Managers without incurring the high minimum investment requirements that Investment
                           Managers typically would impose on investors.

                           In addition to the potential benefits of the Investment Managers' individual investment strategies, the Company will offer the potential benefit of diversification by allocating its assets among a carefully selected group of Investment Managers. The Adviser expects that by investing through multiple Investment Managers, the Company may reduce the volatility inherent in a direct investment with a single Investment Manager.

Fees and Expenses          CIBC WM provides certain management and
                           administrative services to the Company, including, among other things, providing office space and other support services to the Company, maintaining and preserving certain records of the Company, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses.
                           In consideration for these services, the Company will pay CIBC

                           WM a monthly management fee of 0.08333% (1% on an annualized basis) of the Company's net assets (the "CIBC WM Fee"). The CIBC WM Fee will be an expense paid to CIBC WM out of the Company's assets, and will be reflected in each Member's capital account (including the Adviser's capital account but excluding the Special Advisory Account (defined below)) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account. (See "Capital Accounts and Allocations.")

                           The Company will bear all expenses incurred in connection with its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account, the establishment of any Investment Funds managed by the Subadvisers, and with the selection of Investment Managers, including due diligence and travel-related expenses; legal fees; accounting fees; costs of insurance; organizational and registration expenses; certain offering expenses; expenses of meetings of the Board of Managers and Members; and fees payable to PFPC, Inc. for providing certain administration, accounting and investor services to the Company. (See "Fees and Expenses.") These expenses will not be charged to the Special Advisory Account (defined below).

Allocation of Profit and Loss     The net profits or net losses of the
                           Company (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of Members at the end of each fiscal period in accordance with their respective investment percentages for such period. Each Member's investment percentage will be determined by dividing as of the start of a fiscal period the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members. (See "Capital Accounts and Allocations - Allocation of Net Profits and Net Losses.")

Incentive Allocation       Generally at the end of each fiscal year, an
                           incentive allocation of 10% of the net profits, if any, that have been credited to the capital account of a Member during the period (an
                           "Incentive Allocation") will be debited from the Member's capital account (including the Adviser's capital account) and credited to the Special
                           Advisory Account (defined below).  The Incentive
                           Allocation will be charged to a Member only to the extent that cumulative net profits with respect to the Member through the close of the current period exceeds the highest level of cumulative net profits with respect to the Member through the close of any prior period. For this purpose, cumulative net profits will be adjusted to reflect any repurchases of a Member's Interests. The Adviser may withdraw any Incentive Allocation credited to its Special Advisory Account (defined below) by the last business day of any month following the date on which the Incentive Allocation was made.
                           (See "Capital Accounts and Allocations - Incentive
                           Allocation.")

Sales Charge               Investors purchasing Interests may be charged a
                           sales commission of up to 3% of the purchase price of the Interests. (See "Subscription for Interests.")

Risk Factors               The Company's investment program is speculative
                           and entails substantial risks. There can be no assurance that the Company's investment objective will be achieved. The Company's performance depends upon the performance of the Investment
                           Managers, and the Adviser's ability to select, allocate and reallocate effectively the Company's assets among them. Each Investment Manager's use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses. (See "Types of Investments and Related Risk Factors.")

                           As a non-diversified investment company, there are no percentage limitations imposed by the 1940 Act on the portion of the Company's assets that may be invested in the securities of any one issuer. As a result, the Company's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

                           Each Investment Manager generally will charge the Company an asset-based fee, and some or all of the Investment Managers will receive performance-based allocations. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% and the performance-based allocations of the Investment Managers are generally expected to range from 15% to 25% of net profits.

                           The performance-based allocation received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because a performance-based allocation will be calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

                           In addition, as described above, the Adviser will charge the Company an asset-based fee and will be entitled to receive a performance-based allocation, which gives rise to similar risks.

                           There are special tax risks associated with an investment in the Company. (See "Additional Risk Factors - Distributions to Members and Payment of Tax Liability.")

                           The Company is a newly formed entity and has no operating history upon which investors can evaluate its performance. However, personnel of CIBC WM, which, as a member of the Adviser is responsible for managing the Company's investment portfolio, have substantial experience in managing investments, and private investment companies, and, as described above, the Company intends to invest primarily with Investment Managers which have established track records.

                           Interests in the Company will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Company may offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest for up to two years. (See "Types of Investments and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Interests and Transfers.")

                           INVESTING IN A MULTI-MANAGER FUND, SUCH AS THE COMPANY, INVOLVES ADDITIONAL SPECIAL RISKS, INCLUDING THE FOLLOWING:

                           The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Company will not be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds. Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

                           An investor who meets the conditions imposed by the Investment Managers, including investment minimums that may be considerably higher than $150,000, could invest directly with the Investment Managers. By investing in the Investment Funds indirectly through the Company, the investor bears asset-based fees and performance-based allocations at the Company level and the Investment Fund level. In addition, the investor bears a proportionate share of the fees and expenses of the Company (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Investment Funds.

                           Each Investment Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Company generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Company, and thus indirectly from investors, even if the Company's overall returns are negative.

                           Investment decisions of the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Company could incur indirectly certain transaction costs without accomplishing any net investment result.

                           Since the Company may make additional investments or withdrawals in the Investment Funds only at certain times pursuant to limitations set forth in the governing documents of the Investment Funds, the Company from time to time may have to invest some of its assets temporarily in money market securities.

                           To the extent the Company purchases non-voting securities of, or contractually forgoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the investors of the Investment Fund, including a matter that could adversely affect the Company's investment in it.

                           Investment Funds may be permitted to redeem their Interests in-kind. Thus, upon the Company's withdrawal of all or a portion of its interest in an Investment Fund, the Company may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Company.

Management                 The Board of Managers of the Company (the "Board
                           of Managers") has overall responsibility for the management and supervision of the operations of the Company. None of the Managers is an "interested person," as defined by the 1940 Act, of CIBC WM or the Adviser. The initial Managers serving on the Board of Managers have been elected by the organizational Member of the Company (who is not affiliated with CIBC WM). By signing the Company Agreement, each Member will be deemed to have voted for the election of each of the initial
                           Managers. Any vacancy on the Board of Managers may be filled by the remaining Managers, or, if required by the 1940 Act, by a vote of a plurality of the outstanding voting securities of the Company (other than any such securities held by CIBC WM or any of its affiliates) at a meeting of the Members at which a quorum of Members is present in person or by proxy. (See "Board of Managers" and "Voting.") The Managers also serve as managers of Wynstone Fund, L.L.C. and of Xanthus Fund, L.L.C. ("Xanthus"), each a Delaware limited liability company, both of which, like the Company, are registered under the 1940 Act as closed-end, non-diversified, management investment companies. The Adviser serves as the investment adviser of Wynstone and Xanthus.

Adviser                    As noted above, CIBC Oppenheimer Advisers, L.L.C.
                           (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Company. CIBC WM, the managing member of the Adviser, will rely on its Hedge Fund Due Diligence Committee to oversee the Adviser's investment decision making on behalf of the Company. The Committee has chosen Kenneth Stemme, an Executive Director of CIBC WM as the Committee member primarily responsible for the Company's day-to-day portfolio management, subject to the policies of the Board of Managers.

                           The Adviser holds a non-voting Special Advisory Member interest (the "Special Advisory Account") in the Company solely for the purpose of receiving a special performance-based allocation with respect to each Member, based upon the Company's net profits. (See "Capital Accounts and Allocations - Incentive Allocation.") At the initial closing, the Adviser or an affiliate of the Adviser will make a capital contribution to the Company as a Member in the approximate amount of at least 1% of the aggregate outstanding capital account balances of all Members. (See "Additional Information and Summary of Limited Liability Company Agreement - Member Interests.")

                           The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser which is effective for an initial term expiring July 14, 2001, and may be continued in effect from year to year thereafter if the continuance is approved annually by the Board of Managers. The Board of Managers may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

                           The Adviser serves as the investment adviser of and holds a non-voting Special Advisory Member interest in Wynstone. An affiliate of the Adviser also has made a capital contribution to Wynstone as a member which currently exceeds 25% of the aggregate outstanding balances of all members of Wynstone. As long as the Adviser holds more than 4.9% of the aggregate outstanding balances of all members of Wynstone, the Adviser may be deemed to "control" Wynstone for purposes of the Bank Holding Company Act of 1956 (the "BHC Act"), to which the Adviser, CIBC WM and affiliates of CIBC WM are subject. Because the Managers also serve as managers of Wynstone, the Adviser may also be deemed to "control" the Company for purposes of the BHC Act. As a result, certain activities of the Company may be restricted by the BHC Act and rules and regulations thereunder, as described elsewhere in this Confidential Memorandum.

                           CIBC WM, the managing member of the Adviser, directly or through affiliates (including the Adviser), provides investment advisory services to registered investment companies, private investment companies and individual client accounts.

Conflicts of Interest      The investment activities of the Adviser, the
                           Investment Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest which may disadvantage the Company. In addition, the Adviser, CIBC WM and affiliates of CIBC WM are subject to regulation under the BHC Act and to restrictions imposed by the Board of Governors of the Federal
                           Reserve System on their transactions and relationships with the Company and these restrictions may affect the investments made by the Company. (See "Conflicts of Interest.")

Placement Agent            CIBC WM acts as the non-exclusive placement agent
                           for the Company, without special compensation from the Company, and will bear its own costs associated with its activities as placement agent. The Board of Managers may terminate CIBC
                           WM as placement agent upon 30 days' prior written notice. (See "Conflicts Of Interest - CIBC WM.")
                           CIBC WM (subject to the approval of the Board of Managers) may delegate any of its duties, functions or powers as placement agent to unaffiliated third-parties to act as sub-placement agents for the Company. The Company will not bear any costs associated with any such arrangements.

Subscription for Interests The minimum initial investment in the Company is
                           $150,000 and the minimum additional investment in the Company is $25,000, subject to the discretion of the Board of Managers to accept initial and additional investments in lesser amounts. In connection with initial and additional investments, an investor's broker may impose a sales charge of up to 3% of the purchase price. During any period in which the Adviser is deemed to control the Company for purposes of the BHC Act, the Board of Managers may accept initial and additional subscriptions for Interests by eligible investors as of the first day of each calendar quarter. At all other times, the Board of Managers may accept initial and additional subscriptions for Interests by eligible investors as of the first day of each month. All subscriptions are subject to the receipt of cleared funds on or before the acceptance date and require the investor to submit a completed subscription document before the acceptance date. The Board of Managers reserves the right to reject any subscription for Interests in the Company and may, in its sole discretion, suspend subscriptions for Interests at any time. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended (the "Code"). In addition, because the Company may generate "unrelated business taxable income" with respect to tax-exempt investors, charitable remainder trusts may not want to purchase Interests.

Initial Closing Date       The initial closing date for subscriptions of
                           Interests is October 1, 1999. The Company, in its sole discretion, may postpone the closing date for up to 90 days.

Transfer Restrictions      Interests in the Company held by Members may be
                           transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) under certain limited circumstances, with the consent of the Management Board (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances). The Management Board generally will not consent to a transfer unless the following conditions, among others, are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests; and (iii) the transfer does not constitute a change in beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Board of Managers, which may be withheld in its sole and absolute discretion. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer. (See "Redemptions, Repurchases of Interests and Transfers - Transfers of Interests.")

Withdrawals and Repurchases       No Member will have the right to require
                           the Company to re-
of Interests by the Company       deem its Interest.  The Company may from
                           time to time offer to repurchase Interests pursuant to written tenders by Members. Repurchases will be made at such times and on such terms as may be determined by the Board of Managers, in its complete and exclusive discretion. In determining whether the Company should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board of Managers will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members at the end of 2000. Thereafter, the Adviser expects that generally it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members at least annually, effective at the end of the calendar year. The Board of Managers will also consider the following factors, among others, in making this determination: (i) whether any Members have requested to tender Interests or portions thereof to the Company; (ii) the liquidity of the Company's assets; (iii) the investment plans and working capital requirements of the Company; (iv) the relative economies of scale with respect to the size of the Company; (v) the history of the Company in repurchasing Interests or portions thereof; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.
                           (See "Redemptions, Repurchases of Interests and Transfers - No Right of Redemption" and "- Repurchases of Interests.")

                           The Company Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request, in accordance with the terms of the Company Agreement, to tender its entire Interest for repurchase by the Company has not been repurchased within a period of two years after the request.

Summary of Taxation        Counsel to the Company will render an opinion that
                           the Company will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Company also will render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury
                           Department, the Company will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Company should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Company's taxable income or loss.

                           If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Company or otherwise), the taxable income of the Company would be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends. (See "Tax Aspects.")

ERISA Plans and Other      Investors subject to  the Employee Retirement
                           Income Security
Tax-Exempt Entities        Act of 1974, as amended ("ERISA"), and other
                           tax-exempt entities (each a "tax-exempt" entity) may purchase Interests in the Company. The
                           Investment Managers may utilize leverage in connection with their trading activities.
                           Therefore, a tax-exempt Member may incur income tax liability with respect to its share of the net profits from these leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income." The Company will provide to tax-exempt Members such accounting information as is available to the Company to assist Members in reporting "unrelated business taxable income" for income tax purposes.

                           Investment in the Company by tax-exempt entities requires special consideration. Trustees or administrators of these entities are urged to carefully review the matters discussed in this Confidential Memorandum.

Term The Company's term is perpetual unless the Company is otherwise terminated under the terms of the Company Agreement.

Reports to Members         The Company will furnish to Members as soon as
                           practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. However, an Investment Manager's delay in providing this information could delay the Company's preparation of tax information for investors, which might require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Company's annual report. (See
                           "Additional Risk Factors - Special Risks of
                           Multi-Manager Structure.")  The Company
                           anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the fiscal period for which the report is being made. Members also will be sent quarterly reports regarding the Company's operations during each quarter.

Fiscal Year                For accounting purposes, the 12-month period
                           ending March 31. The first fiscal year of the Company will commence on the date of the initial closing and will end on March 31, 2000. For tax purposes, the 12-month period ending December 31 of each year will be the taxable year of the Company.

&f1X&f3X"
                                     -99-
&f1X&f3X"
                                     -15-
                                 THE COMPANY

            Whistler Fund, L.L.C. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Company was organized as a limited liability company under the laws of Delaware on July 1, 1999 and has no operating history. The Company's principal office is located at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225. Investment advisory services are provided to the Company by CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), a Delaware limited liability company, pursuant to an investment advisory agreement. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the Board of Managers of the Company (the " Board of Managers "). (See "Board of Managers.") Investors who acquire interests in the Company ("Interests") in the offering being made by hereby, will become members of the Company ("Members").

                                  STRUCTURE

            The Company is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

            The Company is similar to private investment funds in that the investment portfolios of the investment funds in which the Company invests may be actively managed and Interests in the Company will be sold in comparatively large minimum denominations ($150,000) in private placements solely to high net worth individual and institutional investors, whose capital accounts will be subject to both asset-based fees and performance-based allocations. Like other closed-end investment companies, however, the Company has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program. This permits a larger number of investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

                              INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

            The Company seeks to achieve capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy. It pursues this objective through investment strategies which have a low correlation with the equity and fixed income markets, or which, when balanced with other strategies, lower the correlation of the Company's total performance to the equity and fixed income markets.

            The Company will allocate its assets among a broad group of investment managers ("Investment Managers"), selected based on their experience and expertise in a particular investment strategy or investment strategies. The assets of the Company will be allocated among different investment strategies by investing in private investment funds or other entities or investing in managed accounts pursuant to investment advisory agreements with different Investment Managers. Investment Managers generally conduct their investment programs through unregistered private investment funds, which have investors other than the Company, and in some cases, registered investment companies ("Investment Funds"). (Investment Managers who manage assets directly for the Company on a managed account basis are referred to as "Subadvisers.")

INVESTMENT STRATEGY

            Certain Investment Managers have shown a consistent ability to achieve above-average results within their particular investment strategies and investment styles. However, history shows that no one particular investment strategy or investment style produces consistent or above-average total return results, either on an absolute or relative basis, over all phases of a cycle in the equity and fixed income markets. For example, there are periods of time when fixed-income securities outperform equities and vice versa. There are also periods of time when equities with particular characteristics outperform other types of equities. Although these cycles tend to repeat themselves, they do so with no regularity. While a particular investment strategy or investment style within an investment strategy may not achieve above-average performance over any given period within a cycle, the blending of investment strategies and investment styles within those strategies can be used to seek more consistent returns with a reduction of risk and volatility.

            Consistent with these concepts, the assets of the Company will be allocated to a diverse group of Investment Managers that represent a variety of investment strategies and styles and that have demonstrated the ability to achieve superior investment results as compared to others using the same strategy or style. This investment allocation strategy is intended to permit the Company to achieve more consistent investment returns, with lower risk, than could be achieved by investing in any one investment strategy or with any one Investment Manager.

            The Adviser is responsible for the allocation of assets to various Investment Funds, subject to such policies as may be adopted by the Board of Managers. It is also responsible for the selection of Subadvisers, subject to the approval of the Board of Managers and, to the extent required by the 1940 Act, by investors in the Company. CIBC World Markets Corporation ("CIBC WM"), the managing member of the Adviser, will rely on its Hedge Fund Due Diligence Committee to oversee the Adviser's investment decision making on behalf of the Company. The Committee has chosen Kenneth Stemme, an Executive Director of CIBC WM, as the Committee member primarily responsible for the day-to-day management of the Company's portfolio. Other than for the selection of money market investments and mutual funds for cash management purposes, the Adviser will generally not directly manage any of the Company's assets. (See "Investment Program.")

            The strategies employed by the Investment Managers may include but are not limited to:

1. Hedged Equities - Discretionary long and short equity investing in securities that are deemed to be undervalued or overvalued. Market exposure can be variable, and may range from net short to net long. Certain Investment Managers may specialize in a particular industry, sector or region. Investment Managers in this strategy typically employ a low to moderate degree of leverage.

2. Relative Value Arbitrage - The simultaneous purchase and sale of related securities to exploit pricing differentials. The portfolios of Investment Managers using this strategy are generally neutral to changes in both debt and equity markets. Relative value arbitrage strategies include, but are not limited to: convertible bond arbitrage, statistical arbitrage, fixed income arbitrage and closed-end fund arbitrage. The types of instruments traded vary considerable depending on the particular strategy. Moderate to substantial leverage is used in an attempt to profit from the relatively small mispricings between two related securities.

3. Event Driven/Risk Arbitrage - Trading in securities of companies which are involved in mergers, acquisitions, or reorganizations. Risk management and hedging techniques are employed to partially mitigate the effects of transactions that fail to materialize.

4. Distressed Securities - Discretionary investing in equities, bonds or claims of companies in or emerging from bankruptcy, or undergoing a restructuring process. This strategy can also include investments in nonperforming or subperforming bank loans and emerging market debt. Investments are usually concentrated in debt instruments. Some Investment Managers may actively participate in the restructuring of companies in which they invest. The extent of leverage employed varies.

5. Short Selling - Selling short the stock of companies which are perceived to be overvalued or may be subject to a downward price movement due to fundamental factors such as fraud, overpromotion, excess debt or cash flow problems. Investment Managers use a range of discretionary investment methodologies, may or may not remain fully invested and use varying degrees of leverage.

6. Opportunistic/Macro - Directional trading in markets and strategies that are determined by the Investment Manager based upon its fundamental view of equity, fixed income, commodities or currency markets. Investment Managers typically rely on macroeconomic, discretionary models to invest across countries, markets, sectors and companies, and have the flexibility to invest in a wide range of financial instruments. The use of leverage varies considerably.

7. Equity Strategies - Generally long-only, discretionary, directional trading in a specific market sector or region or by utilizing a specific investment methodology.

8. Commodities - Generally fundamental, discretionary, directional trading in commodities, futures and their derivatives.

            Investment Managers have complete discretion to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents. They may invest in a wide range of securities and other financial instruments and use a broad array of investment techniques for hedging and non-hedging purposes. In circumstances deemed appropriate by the relevant Investment Manager, the Investment Manager may: (i) make substantial investments in bonds or other fixed income securities of the United States Government and of domestic and foreign issuers or make investments in stocks or other equity securities of domestic and foreign issuers or make investments in stocks or other equity securities of domestic and foreign issuers; (ii) make substantial hedged investments in bonds or other fixed-income securities of the United States Government and of domestic and foreign issuers or make hedged investments in stocks or other equity securities of domestic and foreign issuers; (iii) effect transactions in commodities and futures contracts (and, when available, options thereon);
(iv) engage in hedging in related equity, convertible and interest rate securities; (v) engage in risk arbitrage involving the purchase of securities of companies already in bankruptcy; (vi) invest in instruments of failing companies or companies already in bankruptcy; (vii) engage in strategic block investing, leveraged buy outs and acquisitions; (viii) utilize short sales and leverage, repurchase agreements and options; and (ix) invest with asset allocators who utilize a variety of the strategies delineated above.

            Each of the above described activities entails risk. (See "Types of Investments and Related Risk Factors--Leverage," "--Short Sales" and "--Special Investment Instruments and Techniques.")

            As noted above, the Investment Managers with which the Company invests may use leverage. In addition, the Company may borrow funds on a secured or unsecured basis, primarily to provide liquidity as further described below.

            The Company currently intends to invest its assets primarily in the Investment Funds. However, the Company also may invest its assets directly by entering into an investment advisory agreement granting an Investment Manager discretionary investment authority to manage a portion of the Company's assets on a managed account basis. In addition, to facilitate the efficient investment of the Company's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner and the Company is the sole limited partner. No more than 10% of the Company's assets will be allocated to any Investment Fund that is advised by a Subadviser and investment in any

Investment Fund that is not advised by a Subadviser will be limited to less than 5% of the Investment Fund's voting securities. The Company may purchase non-voting securities of Investment Funds that are not advised by a Subadviser or, as to these Investment Funds, contractually forgo its right to vote on any matter that requires the approval of the investors of the Investment Fund, to permit it to invest more of its assets in Investment Funds deemed desirable by the Adviser. The Company may invest a majority of its assets in such non-voting securities of Investment Funds. When acquiring the non-voting securities of an Investment Fund not managed by a Subadviser, however, the Company will limit its investment to less than 25% of such Investment Fund's outstanding equity. (See "Additional Risk Factors--Special Risks of Multi-Manager Structure.")

            The Adviser will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance is satisfactory. The Company's assets may be reallocated among the Investment Managers, existing Investment Managers may be terminated and additional Investment Managers selected, subject to the condition that retention of a Subadviser requires approval of the Board of Managers and of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities, unless the Company receives an exemption from certain provisions of the 1940 Act.

            Each Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds, and thereafter, from time to time, the Company also may invest in these instruments. (See "Types of Investments and Related Risk Factors--Money Market Instruments.")

            Additional information about the types of investments that are expected to be made by the Investment Managers, their investment practices and related risk factors is provided below. Except as otherwise indicated, the Company's investment policies and restrictions are not fundamental and may be changed without a vote of Members. (See "Types of Investments and Related Risk Factors--Investment Restrictions.")

            THE COMPANY'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S OR THE INVESTMENT FUNDS' INVESTMENT OBJECTIVES WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, EACH INVESTMENT MANAGER'S USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE COMPANY. INVESTORS SHOULD CONSIDER THE COMPANY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

            TYPES OF INVESTMENTS AND RELATED RISK FACTORS

GENERAL

            All securities investments risk the loss of capital. The value of the Company's total net assets should be expected to fluctuate. To the extent that the Company's portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. An Investment Manager's use of leverage is likely to cause the Company's net assets to appreciate or depreciate at a greater rate than if leverage were not used.

            For purposes of the Company's investment restrictions and certain investment limitations under the 1940 Act, the Company will look through the Investment Funds managed by the Subadvisers, if any, to their underlying securities.

EQUITY SECURITIES

            Investment Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Investment Managers also may invest in depository receipts relating to foreign securities. (See "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

            Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Investment Managers may purchase securities in all available securities trading markets.

            COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

            PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon the event of liquidation, over an issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

            CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

            The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

            A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Company's ability to achieve its investment objective.

BONDS AND OTHER FIXED-INCOME SECURITIES

            Investment Managers may invest in bonds and other fixed-income securities. Investment Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

            Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

            Investment Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

            Investment Managers may invest in securities of foreign issuers and in depository receipts, such as American Depository Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Investment Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

            Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of an Investment Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, an Investment Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

            Investment Managers may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a foreign security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund's investment objective, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio. There is no requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

NON-DIVERSIFIED STATUS

            The Company is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Company's assets that may be invested in the securities of any one issuer. However, the Company generally will not invest more than 10% of the value of its total assets (measured at the time of purchase) in a single company or in a single Investment Fund. The Adviser believes that this approach helps to reduce overall investment risk.

LEVERAGE

            Some or all of the Investment Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests.

            Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

            Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of the Company's investments in Investment Funds. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call," pursuant to which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's assets, the Investment Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

            The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Investment Funds that are not managed by a Subadviser and, therefore, the Company's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Interests may be great.

            In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, an Investment Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

            Some or all of the Investment Managers may attempt to limit an Investment Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. In addition, the Investment Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Investment Fund may "short" a security of a company if, in the Investment Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

            To effect a short sale, the Investment Manager will borrow a security from a brokerage firm to make delivery to the buyer. The Investment Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements of the Company's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

            An Investment Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

REVERSE REPURCHASE AGREEMENTS

            Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Company. Reverse repurchase transactions are a form of leverage which may also increase the volatility of the Company's investment portfolio.

FOREIGN CURRENCY TRANSACTIONS

            The Investment Managers may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if the Investment Manager expects a decrease in the value of the currency in which the foreign security is denominated.

            Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Investment Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund contracted to receive in the exchange.

An Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

            Each Investment Manager may invest, for defensive purposes or otherwise, some or all of an Interest Fund's assets in high qualify fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Company also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

            The Investment Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospectus of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

            The Investment Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Investment Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Investment Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Investment Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

            DERIVATIVES. Some or all of the Investment Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Investment Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

            Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Company's performance.

            If an Investment Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Company's return or result in a loss. The Company also could experience losses if Derivatives are poorly correlated with its other investments, or if an Investment Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

            OPTIONS AND FUTURES. The Investment Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Company's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Managers also may include options on baskets of specific securities.

            The Investment Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund's books or with the Investment Fund's custodian to fulfill the obligation undertaken. The sale of such an option exposes an Investment Fund during the term of the option to a decline in price of the underlying security while depriving the Investment Fund of the opportunity to invest the segregated assets.

            An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Investment Fund's position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

            The use of Derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Investment Funds could cause the Company to be a commodity pool, which would require the Company to comply with certain rules of the CFTC. However, the Company intends to conduct its operations to avoid regulation as a commodity pool. In this regard, the Company's pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Investment Funds and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, may not exceed 5% of the liquidation value of the Company's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Company intends to monitor use of futures and related options by Investment Funds to help assure compliance with this limitation. If applicable CFTC rules change, such percentage limitations may change or different conditions may be applied to the Company's use of certain Derivatives.

            The Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or the Company could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

            Engaging in these transactions involves risk of loss to the Company which could adversely affect the value of the Company's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Company to substantial losses.

            Successful use of futures also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

            Pursuant to regulations or published positions of the SEC, a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.

            Some or all of the Investment Managers may purchase and sell stock index futures contracts for the Investment Funds. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

            Some or all of the Investment Managers may purchase and sell interest rate futures contracts for the Investment Funds. An interest rate future obligates an Investment Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

            Some or all of the Investment Managers may purchase and sell currency futures. A currency future obligates an Investment Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

            CALL AND PUT OPTIONS ON SECURITIES INDICES. Some or all of the Investment Managers may purchase and sell for the Investment Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

            WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

            SWAP AGREEMENTS. Some or all of the Investment Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

            Most swap agreements entered into by the Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

            To achieve investment returns equivalent to those achieved by an investment adviser in whose investment vehicles the Company could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Company may enter into swap agreements under which the Company may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Company may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. Until the Federal income tax treatment of derivatives on hedge funds is clarified, the Company will not invest in such derivatives.

LENDING PORTFOLIO SECURITIES

            Some or all of the Investment Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of an Investment Fund's total assets, and, in respect of such transactions, the Investment Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Company might experience risk of loss if the institution with which an Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

            Some or all of the Investment Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Company and by a Subadviser, will be subject to the Company's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Manager on a forward basis will not honor its purchase obligation. In such cases, the Company may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

            Although it is anticipated that most Investment Funds will invest primarily in publicly traded securities, they generally may invest a portion of the value of their total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

            Where registration is required to sell a security, the Company or an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Company or an Investment Fund might obtain a less favorable price than prevailed when it decided to sell. For Investment Funds which are managed by a Subadviser, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

            In addition, the Company's interests in unregistered Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Company may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Company were it to have to sell interests at an inopportune time.

INVESTMENT POLICIES AND RESTRICTIONS

            The Company has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company's outstanding voting securities (as defined by the 1940 Act). In applying these restrictions, the Company will aggregate its investments and transactions with those of each Investment Fund, if any, that is advised by a Subadviser. The Company's fundamental investment restrictions are as follows:

            (1) The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry. (This restriction does not apply to the Company's investments in Investment Funds).

            (2) The Company will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Company may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Company of "senior securities" representing indebtedness, and (b) the Company may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, Interests.

            (3) The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

            (4) The Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company's investment policies.

            (5) The Company will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

            (6) The Company will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

            The investment objective of the Company is also fundamental and may not be changed without a vote of a majority of the Company's outstanding voting securities.

            Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the Company duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the company, whichever is less.

            With respect to these investment restrictions, and other policies described in this Confidential Memorandum, the Company will not look through the Investment Funds not managed by Subadvisers to their underlying securities. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

            The Bank Holding Company Act of 1956 (the "BHC Act"), together with the rules and regulations of the Board of Governors of the Federal Reserve (the "Federal Reserve"), impose certain restrictions on the ability of bank holding companies and their subsidiaries to own equity securities of certain issuers. Canadian Imperial Bank of Commerce ("CIBC"), the parent company of CIBC WM, the managing member of the Adviser, is subject to the BHC Act and those rules and regulations. CIBC may also be deemed to "control" the Company for purposes of the BHC Act as a result of : (i) the Adviser holding more than 4.9% of the aggregate outstanding capital account balances of all members of Wynstone Fund, L.L.C. ("Wynstone"), a Delaware limited liability company registered under the 1940 Act as a non-diversified, closed-end management company for which the Adviser serves as the investment adviser; and (ii) the managers of Wynstone serving as the Managers of the Company. Therefore, the Company may also be subject to these restrictions.

            In particular, CIBC generally may not own or control, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities or more than 25% of the outstanding equity (including subordinated debt) of a non-banking company with business activities in the United States, or, without the approval of the Federal Reserve and other appropriate regulatory agencies, more than 5% of the outstanding shares of any class of voting securities or more than 25% of the outstanding equity (including subordinated debt) of any issuer that is a bank, bank holding company, thrift or thrift holding company (the "Equity Limit"). Because CIBC may be deemed to control the Company within the meaning of the BHC Act, the Company's holdings of all such securities will be aggregated with those of CIBC and its subsidiaries (including CIBC WM) for purposes of calculating the Equity Limit. Consequently, the Company generally will be unable to purchase equity securities that, when taken together with the equity securities of an issuer owned or controlled by CIBC and its subsidiaries, would cause the Equity Limit to be exceeded. In addition, CIBC and its subsidiaries generally will be precluded under the BHC Act from exerting a "controlling influence over the management or policies" of a company with business activities in the United States. Consequently, activities in relation to companies in which the Company may invest will need to be conducted so as not to result in a determination of "control" within the meaning of the BHC Act.

            The Adviser does not expect that the restrictions imposed by the BHC Act will adversely impact the investment operations of the Company.

            The Adviser will not cause the Company to make loans to or to receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Company may effect brokerage transactions through the affiliates of the Adviser, subject to compliance with the 1940 Act. (See "Conflicts Of Interest - CIBC WM," and "Brokerage.")

                           ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

            Each Investment Manager generally will receive performance-based allocations, expected to range from 15% to 25% of net profits. The performance-based allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

            In addition, the Adviser will receive a performance-based special allocation (the "Incentive Allocation"). This special allocation of 10% of net profits to the Special Advisory Account (defined below) of the Adviser may create an incentive for the Adviser to cause the Company to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. In addition, because the Incentive Allocation is calculated on a basis that includes unrealized appreciation of the Company's assets, the Incentive Allocation may be greater than if it were based solely on realized gains. (See "Capital Accounts and Allocations - Incentive Allocation.")

LACK OF OPERATING HISTORY

            The Company is a newly formed entity and has no operating history upon which investors can evaluate the performance of the Company. However, as discussed below, the personnel of CIBC WM, which, as a member of the Adviser is responsible for managing the Company's investment portfolio, have substantial experience in managing investments and private investment funds, and the Company intends to invest primarily with Investment Managers which have established track records. In addition, CIBC WM's Hedge Fund Due Diligence Committee has designated Kenneth Stemme as the Committee member primarily responsible for the day-to-day management of the Company's portfolio. Mr. Stemme has substantial experience in the selection of investment managers for multi-strategy products such as the Company. (See "The Adviser and CIBC WM" and "Conflicts of Interest - Participation in Investment Opportunities.")

LIQUIDITY RISKS

            Interests in the Company will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Company may offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest in the Company for up to two years. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members at the end of 2000, and, thereafter, at least annually, effective at the end of the year. (See "Redemptions, Repurchases of Interests and Transfers.")

DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY

            The Company does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Company's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board of Managers.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

            The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Company will not have the protections of the 1940 Act with respect to its investments in the Investment Funds. Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

            For the Company to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the

Investment Managers. An Investment Manager's delay in providing this information could delay the Company's preparation of tax information for investors, which might require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Company's annual report.

            An investor who met the conditions imposed by the Investment Managers could invest directly with the Investment Managers. These conditions may include investment minimums that are considerably higher than $150,000. By investing in investment vehicles indirectly through the Company, an investor bears asset-based fees and performance-based allocations at the Company level and the Investment Fund level. In addition, the investor bears a proportionate share of the other fees and expenses of the Company (including operating costs, distribution expenses and administrative fees) and, indirectly, similar fees and expenses of the Investment Funds.

            Each Investment Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Company generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Company, and thus indirectly from investors, even if the Company's overall investment return is negative. Investment decisions of the Investment Funds are made by the Investment Managers entirely independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Company could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

            Since the Company may make additional investments in Investment Funds only at certain times pursuant to limitations set forth in the governing documents of the Investments Funds, the Company from time to time may have to invest some of its assets temporarily in money market securities.

            To the extent the Company holds non-voting securities of, or contractually forgoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund, including a matter that could adversely affect the Company's investment in it.

            Investment Funds generally are permitted to redeem their interests in-kind. Thus, upon the Company's withdrawal of all or a portion of its interest in an Investment Fund, the Company may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Company.

            A noncorporate investor's share of the Company's investment expenses (including the asset-based fees and performance-based allocations at the Company and Investment Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

            The Company may agree to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.


                              BOARD OF MANAGERS

            The Board of Managers has overall responsibility for the overall management and supervision of the operations of the Company and has approved the Company's investment program. The Board of Managers exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and it has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. None of the Managers is (or will be) an "interested person" (as defined in the 1940 Act) of the Company. Managers will not contribute to the capital of the Company in their capacity as Managers, but may subscribe for Interests, subject to the eligibility requirements described in this Confidential Memorandum.

            The identities of the Board of Managers, and brief biographical information regarding each of them, is set forth below.


NAME AND AGE              PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS

                          Director, Program for the Human
                          Environment and Senior Research Associate,
                          The Rockefeller University (1993 to
                          present); Program Director, Alfred P.
                          Sloan Foundation (1994 to present);
                          Adjunct Scientist, Woods Hole
                          Oceanographic Institution (1995 to
                          present).  Mr. Ausubel also is a Manager
                          of Wynstone and Xanthus, for which the
Jesse H. Ausubel, 47      Adviser serves as investment adviser.

                          Advisor, Salomon Smith Barney (1988 to
                          present); Director, Deck House Inc. (1970
                          to present); Director, Central European
                          Value Fund (1994 to present); Director,
                          Surety Loan Funding Corporation (1998 to
                          present).  Mr. Belica also is a Manager of
                          Wynstone and Xanthus, for which the
Paul Belica, 77           Adviser serves as investment adviser.

                          Professor, Columbia University; from 1974
                          to 1998, served in numerous executive
                          capacities with Salomon Brothers Inc.,
                          including Chairman and Chief Executive
                          Officer of Salomon Brothers Asset
                          Management, Inc. (1994 to 1998), Chief
                          Administrative Officer (1991 to 1994) and
                          Director of Global Research (1988 to
                          1991).  Mr. Brock also serves as a Manager
                          of Wynstone and Xanthus, for which the
Thomas W. Brock, 52       Adviser serves as investment adviser..

                          Consultant; Former Chairman of the Board,
                          ASARCO Incorporated; Director of 16
                          investment companies advised by Salomon
                          Brothers Asset Management, Inc.  Mr.
                          Barber also is a Manager of Wynstone and
                          Xanthus, for which the Adviser serves as
                          the investment adviser, and is a Director
                          of the India Fund, Inc. and the Asia
                          Tigers Fund, Inc., for which affiliates of
Charles F. Barber, 81     the Adviser serve as investment adviser.

            Each of the Managers was elected to the Board of Managers by the organizational Member of the Company (who is not affiliated with CIBC WM). By signing the limited liability company agreement (the "Company Agreement") of the Company, each Member will be deemed to have voted for the election of each of the Managers.

            The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may resign, subject to giving 90 days' prior written notice to the other Managers if such resignation is likely to affect adversely the tax status of the Company, and may be removed either by vote of two-thirds (2/3) of the Managers serving on the Board of Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers serving on the Board of Managers may appoint an individual to serve as a Manager on the Board of Managers, so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving on the Board of Managers would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Board of Managers then serving. Any Manager appointed in the future will not be affiliated with CIBC WM.

            The Managers currently are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Company. All

Managers are reimbursed by the Company for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Company to each Manager will be approximately $6,300 during 1999, and that the aggregate compensation paid by all other registered investment companies for which the Adviser or an affiliate of the Adviser serves as the investment adviser will be approximately $14,200, $14,200, $14,200 and $29,800 during 1999 for Mr. Ausubel, Mr. Belica, Mr. Brock and Mr. Barber, respectively.
For 1998, the aggregate annual compensation paid by all other registered investment companies for which the Adviser or an affiliate of the Adviser serves as the investment adviser to Mr. Ausubel, Mr. Belica and Mr. Barber was $2,500, $2,500 and $18,600, respectively. The Managers do not receive any pension or retirement benefits from the Company.

                           THE ADVISER AND CIBC WM

            The Adviser serves as the Company's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board of Managers, pursuant to the terms of an investment advisory agreement entered into between the Company and the Adviser dated as of July 14, 1999 (the "Investment Advisory Agreement"). The Adviser will initially allocate the Company's assets and, thereafter, will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate the Company's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject in each case to the ultimate supervision of and subject to any policies established by the Board of Managers and to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities, unless the Company receives an exemption from certain provisions of the 1940 Act.

            The Adviser was formed as a Delaware limited liability company in October, 1997 and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The offices of the Adviser are located at, One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225.

            The Adviser serves or will serve as an investment adviser and/or general partner of other registered and private investment companies. The Adviser holds a non-voting Special Advisory Member interest in Wynstone and Xanthus, and serves as investment adviser for both. The Adviser also has made a capital contribution to Wynstone as a member which currently exceeds 25% of aggregate outstanding balances of all members of Wynstone. As long as the Adviser holds more than 4.9% of the aggregate outstanding balances of all members of Wynstone, the Adviser may be deemed to "control" Wynstone for purposes of the BHC Act, to which the Adviser, CIBC WM and affiliates of CIBC WM are subject. Because the Managers also serve as Individual General Partners of Wynstone, the Adviser may also be deemed to "control" Xanthus and the Company for purposes of the BHC Act. As a result, certain activities of the Company may be restricted by the BHC Act and rules and regulations thereunder, as described elsewhere in this Confidential Memorandum.

            As described above, CIBC WM's Hedge Fund Due Diligence Committee has chosen Kenneth Stemme to serve as the Committee member primarily responsible for the day-to-day portfolio management of the Company. Mr. Stemme joined CIBC WM in January 1999 as an Executive Director for Hedge Fund Consulting. Prior to that time, Mr. Stemme spent eight and one-half years at Harris Associates. Harris Associates is a money management firm located in Chicago with approximately $15 billion under discretionary management at December 31, 1998. While at Harris, Mr. Stemme participated in a group that managed up to $1.3 billion in assets in multi-strategy hedge fund portfolios allocated among up to 60 investment managers. For the last five years, Mr. Stemme was one of three professionals responsible for these portfolios, performing quantitative and qualitative due diligence on existing and prospective managers, as well as asset allocation among strategies and managers. Mr. Stemme holds a B.A. in Mathematics and Economics from Cornell University (1989) and an M.B.A. (with High Honors) from DePaul University
(1994).  Mr. Stemme is also a CFA.

            CIBC WM is the managing member of (and therefore controls) the Adviser and oversees the Adviser's provision of investment advisory services to the Company. The interest of CIBC WM in the Adviser as it relates to the Adviser's business of providing services to the Company, is represented by a separate series of interests in the Adviser relating specifically to that business. Pursuant to applicable law, the debts, liabilities and obligations of the Adviser related to that series of interests are enforceable against the assets of that series only, and not against the assets of any other series or of the Adviser generally. Similarly, the debts, liabilities and obligations of the Adviser relating to any other series of interests are not enforceable against the assets of the series relating to the Company. Other series of interests in the Adviser represent interests in other business activities of the Adviser.

            CIBC WM is a member of the New York Stock Exchange and other principal securities exchanges. As a registered broker-dealer, CIBC WM is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports with the Securities and Exchange Commission (the "SEC"). Such reports filed by CIBC WM with the SEC will be made available to any prospective investor upon request. CIBC WM is registered as an investment adviser with the SEC pursuant to the Advisers Act.

            The parent and controlling person of CIBC WM is Canadian Imperial Bank of Commerce ("CIBC"). CIBC WM is the U.S. corporate, investment, institutional and private client banking arm of CIBC, which currently is the second-largest bank in Canada, with assets of approximately U.S. $182 billion and a market capitalization of U.S. $10.5 billion as of April 30, 1999. In November, 1997 CIBC Wood Gundy Securities Corp. acquired Oppenheimer Co., Inc., one of the largest privately owned, full-service securities firms in the U.S. At the time of the acquisition, the combined company was renamed "CIBC Oppenheimer Corp.", and effective May 3, 1999, changed its name to CIBC World Markets Corp. Known globally under the marketing name CIBC World Markets, this worldwide business offers a complete range of investment and corporate banking, capital markets, asset management and brokerage activities. There are approximately 4,500 employees in the United States and 9,000 worldwide. CIBC and its affiliates, including CIBC WM, are subject to the BHC Act and the rules and regulations of the Board of Governors of the Federal Reserve.

            Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Board of Managers, for formulating a continuing investment program for the Company. It makes all decisions regarding the Company's purchases and withdrawals of interests in Investment Funds and also advises the Board of Managers regarding the selection of Subadvisers. The Investment Advisory Agreement was approved by the Board of Managers (each of whom is an individual who is not an "interested person," as defined by the 1940 Act, of the Company), at a meeting held in person on July 14, 1999, and was also approved on such date by Paul Belica, the then sole Member of the Company. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; or by the Adviser. The initial term of the Investment Advisory Agreement expires on July 14, 2001. However, the agreement may be continued in effect from year to year thereafter if such continuance is approved annually by either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; provided that in either event the continuance is also approved by a majority of the Managers who are not "interested persons" of the Company or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

            The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company of the Adviser, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Company, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company.

            The Investment Advisory Agreement provides that in consideration of the services provided by the Adviser, the Adviser shall be entitled to be the Special Advisory Member of the Company. In such capacity, the Adviser is entitled to receive the Incentive Allocation. (See "Capital Accounts and Allocations - Incentive Allocation.") The Incentive Allocation between the Company and the Adviser was also initially approved by the Board of Managers, and by vote of Jesse H. Ausubel, as the then sole Member of the Company, on July 14, 1999.

                                    VOTING

            Each Member will have the right to cast a number of votes based on the value of the Member's respective capital account at any meeting of Members called by the Board of

Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers to the Board of Managers, approval of the agreement with the investment adviser of the Company, and approval of the Company's auditors, and on certain other matters. Except for the exercise of their voting privileges, Members in their capacity as such will not be entitled to participate in the management or control of the Company's business, and may not act for or bind the Company. The Interest of the Special Advisory Member is non-voting.

                            CONFLICTS OF INTEREST

CIBC WM

            In addition to serving as the managing member of the Adviser, CIBC WM (directly or through its affiliates, including the Adviser) carries on substantial investment activities for its own account and for other registered investment companies, private investment funds, institutions and individual clients (collectively, "CIBC WM Clients"). The Company has no interest in these activities. CIBC WM and its officers or employees who assist CIBC WM in its oversight of the Adviser will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and CIBC WM Clients. CIBC WM and its officers and employees will devote so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

            The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular CIBC WM Client or for itself or its officers, directors, partners, members or employees, but not for the Company. Situations may arise in which the Adviser, its affiliates or CIBC WM Clients have made investments which would have been suitable for investment by the Company but, for various reasons, were not pursued by, or available to, the Company. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Company in certain situations, if among other reasons, the investment activities limit the Company's ability to invest in an investment vehicle.

            CIBC WM acts as the non-exclusive placement agent for the Company and will bear costs associated with its activities as placement agent. CIBC WM, as managing member of the Adviser and in its capacity as placement agent for the Company, intends to compensate its account executives for their ongoing servicing of CIBC WM Clients with whom they have placed Interests in the Company. CIBC WM intends to compensate its account executives based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Company. Additionally, investors may be charged by account executives sales commissions of up to 3% of the purchase price of the Interests being purchased, at the sole discretion of the account executive. (See "Fees and Expenses," "Capital Accounts and Allocations - Incentive Allocation," and "Subscription for Interests - Sales Charge.")

            CIBC WM or its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds.
(All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Company are referred to collectively as the "Investment Manager Accounts.")

            The Adviser, its affiliates or CIBC WM Clients may have an interest in an account managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different than an interest in the Company. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Company.

INVESTMENT MANAGERS

            PARTICIPATION IN INVESTMENT OPPORTUNITIES. The Adviser anticipates that each Investment Manager will employ an investment program for the vehicle through which the Company invests that is substantially similar to the investment program employed by such Investment Manager for its other accounts, if any. Accordingly, as a general matter, the Investment Manager will consider participation by the Company or the relevant Investment Fund in all appropriate investment opportunities that are under consideration for investment by the Investment Manager for their Investment Manager Accounts. There may be, however, circumstances under which an Investment Manager will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit the Company's or the relevant Investment Fund's assets. There also may be circumstances under which an Investment Manager will consider participation by its Investment Manager Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of the Company or the relevant Investment Fund, or vice versa.

            Each Investment Manager will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Company or the relevant Investment Fund and Investment Manager Accounts at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Company, the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Company or Investment Fund, on the one hand, and Investment Manager Accounts, on the other, may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Company. Accordingly, prospective Members should note that the future performance of the Investment Funds and the Investment Manager Accounts will vary.

            When an Investment Manager determines that it would be appropriate for the Company or its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Company or any Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

            Situations may occur, however, where the Company could be disadvantaged because of the investment activities conducted by the Investment Manager for the Investment Manager Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Company, the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Company's or Investment Fund's position; (2) the difficulty of liquidating an investment for the Company, Investment Funds and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Subadvisers may be legally restricted from entering into "joint transactions" (as defined in the 1940 Act) in which the Investment Funds participate with affiliates of the Subadvisers, including their Investment Manager Accounts, without first obtaining exemptive relief from the SEC. (See "Conflicts of Interest-Other Matters.")

            Each Investment Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company or an Investment Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different or made at a different time than positions taken for the Company.

            OTHER MATTERS. Except in accordance with applicable law, no Investment Manager is permitted to buy securities or other property from, or sell securities or other property to, its respective Investment Fund. However, an Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, except for accounts in which the Investment Manager of such fund or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Investment Manager's appointment as an investment adviser to the account. Such transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Mangers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

            CIBC WM and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of CIBC WM (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Company. In order to mitigate the possibility that the Company will be adversely affected by this personal trading, the Company and the Adviser have adopted a Joint Code of Ethics in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company's portfolio transactions.

            The Adviser, CIBC WM and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Company except that the Company may engage in transactions with accounts which are affiliated with the Company only because they are advised by CIBC WM or one of its affiliates or because they have common officers, directors or managing members. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Company to purchase and another CIBC WM Client to sell, or the Company to sell and another CIBC WM Client to purchase, the same security or instrument on the same day. All such purchases and sales would be made pursuant to procedures that the Company has adopted under Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that (1) each such transaction will be effected for cash consideration at the current market price of the particular securities, (2) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (3) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction. CIBC WM and its affiliated broker-dealers may act as broker for the Company or the Investment Funds in effecting securities transactions. (See "Brokerage.")

            Under the BHC Act, or other U.S. banking laws, and the rules, regulations, guidelines and policies of the regulatory agencies and the staff thereof, CIBC WM and its affiliates are subject to restrictions on the transactions which it may make with the Company, and their restrictions may affect the investments made by the Company.

            Future investment activities of CIBC WM (or its affiliates) and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

                                  BROKERAGE

            Each Investment Manager is directly responsible for the execution of its portfolio transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

            In executing transactions on behalf of its Investment Fund, each Subadviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Subadviser with unaffiliated brokers, the firm's risk in positioning a block of securities. Although each Subadviser generally will seek reasonably competitive commission rates, a Subadviser will not necessarily pay the lowest commission available on each transaction. The Subadvisers will have no obligation to deal with any broker or group or brokers in executing transactions in portfolio securities.

            Consistent with the principle of seeking best price and execution, a Subadviser may place orders with brokers that provide the Subadviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Subadviser or its affiliates in providing services to clients other than the Company. In addition, not all of the supplemental information is used by the Subadviser in connection with the Company. Conversely, the information provided to the Subadviser by brokers and dealers through which other clients of the Subadviser and its affiliates effect securities transactions may be useful to the Subadviser in providing services to the Company.

            It is anticipated that Investment Managers which are not Subadvisers will follow brokerage placement practices similar to those described above. However, the Investment Funds may, in some cases, utilize brokerage commissions of an Investment Fund to obtain products or services which are not research related and which may benefit the Investment Managers.

                              FEES AND EXPENSES

            CIBC WM provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, screening potential investors, preparing marketing and investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. In consideration for these services, the Company will pay CIBC WM a monthly fee of 0.08333% (1% on an annualized basis) of the Company's net assets (the "CIBC WM Fee"). Net assets means the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Interests. The CIBC WM Fee will be computed based on the net assets of the Company as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and will be due and payable in arrears within five business days after the end of that month. The CIBC WM Fee will be an expense paid to CIBC WM out of the Company's assets, and will be reflected in each Member's capital account (except the Special Advisory Account (defined below)) as a reduction to net profits or an increase to net losses credited to or debited against each Member's Capital Account.

            PFPC Inc. ("PFPC") provides administration, accounting and investor services to the Company, which are in addition to the services provided by CIBC WM to the Company, as described above. In consideration for these services, the Company will pay PFPC a fee (the "PFPC Fee") that is not anticipated to exceed 0.35% (annualized) of the Company's net assets (as defined above), plus reimbursement of certain out-of-pocket expenses.

            In addition, the capital accounts of Members (except the Special Advisory Account (defined below)) may be subject to an Incentive Allocation depending upon the investment performance of the Company. (See "Capital Accounts and Allocations - Incentive Allocation.")

            The Company will bear all expenses incurred in connection with its operations other than those specifically required to be borne by CIBC
WM. Expenses to be borne by the Company include, but are not limited to, the following:

                   all costs and expenses directly related to portfolio
                  transactions and positions for the Company's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds;

                   all costs and expenses associated with the organization
                  and registration of the Company, certain offering costs and the costs of compliance with any applicable Federal or state laws;

                   all costs and expenses associated with the organization of
                  Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers, including due diligence and travel-related expenses;

                   Attorneys' fees and disbursements associated with updating the Company's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with offerings of Interests;

                   the costs and expenses of holding meetings of the Board of
                  Managers and any meetings of Members;

                   fees and disbursements of any attorneys, accountants,
                  auditors and other consultants and professionals engaged on behalf of the Company;

                   the CIBC WM Fee and the fees of custodians and persons
                  (such as PFPC) providing administrative services to the Company;

                   the costs of a fidelity bond and any liability insurance
                  obtained on behalf of the Company or the Board of Managers;

                   all costs and expenses of preparing, setting in type,
                  printing and distributing reports and other communications to Members;

                   all expenses of computing the Company's net asset value,
                  including any equipment or services obtained for these purposes;

                   all charges for equipment or services used in
                  communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; and

                   such other types of expenses as may be approved from time
                  to time by the Board of Managers.

            The Adviser will be reimbursed by the Company for any of the above expenses that it pays on behalf of the Company.

            The Company's organizational expenses are estimated at $250,000, and the Company will also bear certain expenses, not to exceed $100,000, associated with the initial offering of Interests. Before a recent change to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Company, the Company would have been able to amortize the organizational expenses over a 60 month period. Because of that change, however, the organizational expenses now must be expensed as incurred. In order to achieve a more equitable distribution of the impact of those expenses among the Company's Members, an amount equal to the organizational expenses incurred by the Company will be allocated among and credited to or debited against the capital accounts (described below) of all Members based on the percentage that a Member's contributed capital to the Company bears to the total capital contributed to the Company by all Members as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date, through and including April 1, 2000, on which additional capital is contributed to the Company by Members. Offering costs cannot be deducted by the Company or the Members.

            The Investment Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Company. The Investment

Managers generally will charge asset-based fees to and receive performance-based allocations from the Investment Funds, which effectively will reduce the investment returns of the Investment Funds and the amount of any distributions from the Investment Funds to the Company. These expenses, fees and allocations will be in addition to those incurred by the Company itself.

                       CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

            The Company will maintain a separate capital account for each Member (including the Adviser in respect of the Adviser's capital contribution to the Company, as a Member), which will have an opening balance equal to the Member's initial contribution to the capital of the Company. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Company, plus any amounts credited to the Member's capital account as described above with respect to organization expenses or as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Company of the Interest, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described above with respect to organization expenses or as described below.

            Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on (1) the last day of each fiscal year, (2) the last day of each taxable year; (3) the day preceding the date on which a contribution to the capital of the Company is made, (4) the day on which the Company repurchases any Interest or portion of an Interest of any Member, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.
An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

            The Company will maintain a "Special Advisory Account" for the Adviser solely for the purpose of receiving the Incentive Allocation, as described below.

ALLOCATION OF NET PROFITS AND NET LOSSES

            Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Company (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during a fiscal period), before giving effect to any repurchases by the Company of Interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

            Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years.
(See "Tax Aspects - Allocation of Profits and Losses.")

INCENTIVE ALLOCATION

            So long as the Adviser serves as the investment adviser of the Company, the Adviser will be entitled to be the Special Advisory Member of the Company. In such capacity, the Adviser will be entitled to receive an incentive allocation (the "Incentive Allocation"), charged to the capital account of each Member as of the last day of each "allocation period," of 10% of the amount by which any "allocated gain" during an "allocation period" exceeds the positive balance in the Member's "loss recovery account." The Incentive Allocation will be credited to the Special Advisory Account of the Adviser.

            For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of a Member's capital account at the end of an "allocation period" (after giving effect to allocations other than the Incentive Allocation, but before giving effect to repurchases of Interests by the Company or debits to the Member's capital account to reflect any item not chargeable ratably to all Members), over the balance of the Member's capital account at the start of the "allocation period." Consequently, any Incentive Allocation to be credited to the Adviser will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to a Member.

            An Incentive Allocation will be charged only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Member. A "loss recovery account" is a memorandum account maintained by the Company for each Member, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for the Member during the "allocation period," and (2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for the Member during the "allocation period." Any positive balance in a Member's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to the Member's Interest in the Company in proportion to the reduction of the Member's capital account attributable to the repurchase or transfer.

            An "allocation period" as to each Member is a period commencing on the admission of the Member to the Company, and thereafter each period commencing as of the day following the last day of the preceding allocation period with respect to such Member, and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Company, (2) the day as of which the Company repurchases the entire Interest of the Member, (3) the day as of which the Company admits as a substitute Member a person to whom the entire

Interest of the Member has been transferred or (4) the day as of which the Investment Advisory Agreement terminates. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial allocation period in effect is a reflection of the extent to which cumulative performance achieved with respect to a Member's account since the Member's admission to the Company exceeds the highest previous level of performance achieved through the close of any prior allocation period. By the last business day of any month following the date on which an Incentive Allocation is made, the Adviser may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account and debited from the Member's capital account with respect to the allocation period. Within 30 days after the completion of the audit of the Company's books, the Company will pay to the Adviser any additional amount determined to be owed to the Adviser based upon the audit, and the Adviser will pay to the Company any excess amount determined to be owed to the Company.

ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

            Withholding taxes or other tax obligations incurred by the Company which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for a refund.

            Generally, any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges shall be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

RESERVES

            Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Company. Reserves will be in such amounts (subject to increase or reduction) which the Company may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

            The value of the net assets of the Company will be determined as of the close of business at the end of any fiscal period in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

            The Company will value interests in Investment Funds not managed by the Subadvisers at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.

            To the extent Subadvisers are engaged to manage the Company's assets, the Company will value the portfolio securities of the Investments Funds managed by the Subadvisers as described below.

            Domestic exchange traded and NASDAQ listed equity securities held by the Company (other than options) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

            Debt securities held by the Company (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board of Managers will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Managers to represent fair value.

            If in the view of the Adviser, the bid price of a listed option held by the Company (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee comprised of two Managers to instead value the security at fair value. In any such situation, the valuation committee will consider the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will value the security at fair value as determined by the valuation committee in good faith.

            All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Company is determined. When an event materially affects the values of securities held by the Company or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

            Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.

                          SUBSCRIPTION FOR INTERESTS

SUBSCRIPTION TERMS

            For the first nine months from the date the Company commences operations, the Board of Managers may accept initial and additional subscriptions for Interests by eligible investors (as described below) as of the first day of each month. Thereafter, during any period in which the Adviser is deemed to control the Company for purposes of the BHC Act, the Board of Managers may accept initial and additional subscriptions for Interests by eligible investors as of the first day of each calendar quarter. At all other times, the Board of Managers may accept initial and additional subscriptions for Interests by eligible investors as of the first day of each month. All subscriptions are subject to the receipt of cleared funds on or before the acceptance date in the full amount of the subscription, plus the applicable sales charge, if any. (See Subscription for Interests - Sales Charge.") The investor must also submit a completed subscription document before the acceptance date. The Board of Managers may, in its discretion, suspend subscriptions for Interests at any time. The Board of Managers reserves the right to reject any subscription for Interests. The minimum required initial investment in the Company from each investor is $150,000, and the minimum additional investment in the Company is $25,000, subject to the discretion of the Board of Managers to accept initial and additional investments in lesser amounts. However, the Company may accept initial subscriptions for Interests from eligible investors who are directors, officers or employees of CIBC WM or its affiliates in amounts of $50,000 or more. The initial closing date for subscriptions of Interests is October 1, 1999. The Board of Managers, in its sole discretion, may postpone the closing date for up to 90 days. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code. In addition, because the Company may generate "unrelated business taxable income" ("UBTI") with respect to tax-exempt investors, charitable remainder trusts may not want to purchase Interests because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI.

            Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member will be payable in cash, and all contributions must be transmitted by the time and in such the manner as is specified in the subscription documents of the Company. Initial and any additional contributions to the capital of the Company will be payable in one installment and will be due at least three business days prior to the proposed acceptance of the contribution, although the Board of Managers may accept, in its discretion, a subscription prior to its receipt of cleared funds.

            Each new Member will be obligated to agree to be bound by all of the terms of the Company Agreement. Each potential investor will also be obligated to represent and warrant in a subscription agreement, among other things, that the investor is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

            If and when the Board of Managers determines to accept securities as a contribution to the capital of the Company, the Company will charge each Member making a contribution of securities an amount determined by the Board of Managers and not exceeding 2% of the value of the contribution in order to reimburse the Company for any costs it incurs in liquidating and accepting the securities. This charge will be due and payable by the contributing Member in full at the time the contribution to the capital of the Company to which the charge relates is due.

ELIGIBLE INVESTORS

            Each prospective investor will be required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million or such greater amounts as may be required by applicable law or by the Board of Managers, in its sole discretion. In addition, trusts and other entities will generally be required to have total assets of $5 million. Existing Members who subscribe for additional Interests will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications will be set forth in a subscription agreement to be provided to prospective investors, which must be completed by each prospective investor.

SALES CHARGE

            In connection with initial and additional purchases of Interests, investors may be charged by their brokers sales commissions of up to 3% of the purchase price of the Interests being purchased, at the sole discretion of the investor's broker.

                         REDEMPTIONS, REPURCHASES OF
                           INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

            No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Company to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests, as described below. (The Adviser will have certain rights to withdraw amounts from its Special Advisory Account.)

REPURCHASES OF INTERESTS

            The Board of Managers may, from time to time and in its complete and exclusive discretion, determine to cause the Company to repurchase Interests or portions thereof from Members other than the Adviser in its capacity as the Special Advisory Member pursuant to written tenders by Members on such terms and conditions as it may determine. In determining whether the Company should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board of Managers will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members at the end of 2000. Thereafter, the Adviser expects that generally it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members each year, effective at the end of the calendar year. The Board of Managers will also consider the following factors, among others, in making its determination:

                   whether any Members have requested to tender Interests or
                  portions thereof to the Company;

                   the liquidity of the Company's assets;

                   the investment plans and working capital requirements of
                  the Company;

                   the relative economies of scale with respect to the size
                  of the Company;

                   the history of the Company in repurchasing Interests or
                  portions thereof;

                   the economic condition of the securities markets; and

                   the anticipated tax consequences of any proposed
                  repurchases of Interests or portions thereof.

            The Board of Managers will determine that the Company repurchase Interests or portions thereof from Members pursuant to written tenders only on the terms and conditions it determines to be fair to the Company and to all Members or persons holding Interests acquired from Members, or to one or more classes of Members, as applicable. When the Board of Managers determines that the Company shall repurchase Interests or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Interests from PFPC during the period.

            The Company Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request to tender its entire Interest for repurchase by the Company has not been repurchased within a period of two years after such request.

            Repurchases of Interests from Members by the Company may be made, in the complete and absolute discretion of the Company, and may be paid in cash or by the distribution of securities in-kind, or partly in cash and partly in-kind. However, the Company does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Company or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a pari passu basis. The Company does not impose any charges in connection with repurchases of Interests or portion of Interests.

            Due to liquidity restraints associated with the Company's investments in Investment Funds and the fact that the Company may have to effect withdrawals from those funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable for the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price approximately one month after the date by which Members must submit a repurchase request and that the Company will pay at least 90% of the value of the Interests or portions thereof repurchased approximately one month after the valuation date. It is presently anticipated that the procedures applicable to repurchases of Interests will be as follows:

            The value of Interests or portions thereof being repurchased will be determined on a specified date (the "Valuation Date") that will be approximately one month after the date by which Members must tender their Interests for repurchase (the "Expiration Date"). Promptly after the Expiration Date, each Member whose Interest or portion thereof has been accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the Company entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the Interest or portion thereof being repurchased (subject to adjustment upon completion of the next annual audit of the Company's financial statements). This amount will be the value of the Member's capital account (or the portion thereof being repurchased) determined as of the Valuation Date and will be based upon the net asset value of the Company's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account. The promissory note will entitle the Member to receive an initial payment in an amount equal to at least 90% of the estimated net asset value of the Interest tendered, determined as of the Valuation Date (the "Initial Payment"). Payment of this amount will be made 30 days after the Valuation Date or, if the Company has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, ten business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such Investment Funds. The promissory note will also entitle a Member to receive a contingent payment (the "Contingent Payment") equal to the excess, if any, of (a) the net asset value of the Interest tendered as of the Valuation Date, as it may be adjusted based upon the next annual audit of the Company's financial statements), over (b) the Initial Payment. The Contingent Payment would be payable promptly after the completion of the Company's next annual audit. It is anticipated that the annual audit of the Company's financial statements will be completed within 60 days after the end of each fiscal year of the Company.

            Repurchases of Interests by the Company are subject to certain regulatory requirements imposed by SEC rules. The Company believes that the repurchase procedures described above comply with these requirements. However, it intends to seek the assurances of the SEC staff to confirm the permissibility of these procedures. If modification of the Company's repurchase procedures is deemed necessary to comply with regulatory requirements, the Board of Managers will adopt revised procedures designed to provide Members substantially the same liquidity for Interests as would be available under the procedures described above.

            Upon its acceptance of tendered Interests for repurchase, the Company will maintain daily on its books a segregated account consisting of
(i) cash, (ii) liquid securities or (iii) interests in Investment Funds that the Company has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the promissory notes issued to Members tendering Interests.

            Payment for repurchased Interests may require the Company to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Company's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

            A Member who tenders for repurchase only a portion of such Member's Interest will be required to maintain a capital account balance equal to the greater of: (1) $150,000, net of the Incentive Allocation, if any, that would be debited against the capital account if the date of repurchase of the Interest or portion thereof were a date on which an Incentive Allocation would otherwise be made (the "Tentative Incentive Allocation") or (2) the amount of the Tentative Incentive Allocation.

            The Company may repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that:

                   the Interest or a portion thereof has been transferred or
                  the Interest or a portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

                   ownership of the Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

                   continued ownership of the Interest may be harmful or
                  injurious to the business or reputation of the Company, the Board of Managers or the Adviser, or may subject the Company or any Members to an undue risk of adverse tax or other fiscal consequences;

                   any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                   it would be in the best interests of the Company for the
                  Company to repurchase the Interest or a portion thereof.

            In the event that the Adviser holds any Interests in its capital account in its capacity as a Member, such Interest or a portion thereof may be tendered for repurchase in connection with any repurchase offer made by the Company. The Adviser is also entitled to withdraw its Interests from its Special Advisory Account at the times described under "Capital Accounts and Allocations - Incentive Allocation."

TRANSFERS OF INTERESTS

            Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole and absolute discretion. Interests in the Company held by Members may be transferred only
(i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) under certain limited circumstances, with the written consent of the Board of Managers (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances). The Board of Managers generally will not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests; and (iii) the transfer does not constitute a change in beneficial ownership. Notice to the Company of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million or such greater amounts as may be required by applicable law or by the Board of Managers, in its sole discretion, and must be accompanied by a properly completed subscription agreement. The Board of Managers is not authorized under the Company Agreement to consent to a transfer of an Interest of a Member unless the entire Interest of the Member is transferred to a single transferee and after the transfer the balance of the capital account of the transferee is not less than $150,000. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

            Any transferee that acquires an Interest or portion thereof in the Company by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer the Interest in accordance with the terms of the Company Agreement, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers an Interest or portion thereof with the approval of the Board of Managers, the Company shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Company as a Member. Each Member and transferee may be charged for all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

            By subscribing for an Interest in the Company, each Member has agreed to indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

            The Adviser may not transfer its interest as the Special Advisory Member.

                                 TAX ASPECTS

            The following is a summary of certain aspects of the income taxation of the Company and its Members which should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Company, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Company as a partnership for Federal income tax purposes.

            This summary of certain aspects of the Federal income tax treatment of the Company is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Company. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

            EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

            In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Company are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF COMPANY OPERATIONS

            Classification of the Company. The Company will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Company, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Company will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

            Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Company may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Company has more than 100 Members.

            The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Company as well as the legislative history to Section 7704, the text of the
Section 7704 Regulations and certain representations of the Board of Managers, the Interests will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Company will not be treated as a publicly traded partnership taxable as a corporation.

            Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company.

            As an entity taxable as a partnership, the Company is not itself subject to Federal income tax. The Company files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Company's taxable income and gain regardless of whether it has received or will receive a distribution from the Company.

            Recently enacted legislation generally allows certain partnerships or entities taxable as partnerships such as the Company with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of partnership audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the partners. If the Company is eligible, it may elect to have such rules and procedures apply to the Company if it believes that they may be beneficial to a majority of the Members. Once the election is made, it cannot be revoked without the consent of the Service. There can be no assurance that, if such an election is made, the anticipated benefits will be realized. Furthermore, in certain cases, it is possible that the election would have an adverse effect on the Members.

            Allocation of Profits and Losses. Under the Company Agreement, the Company's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Company for Federal income tax purposes. The Company Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Company for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code.

            Under the Company Agreement, the Company has the discretion to allocate specially an amount of its capital gain and loss for Federal income tax purposes to the Special Advisory Member and to a Member whose Interests or portions thereof are repurchased, in either

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case to the extent that the Member's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its partnership interest. There can be no assurance that, if the Company makes any such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Company's gains or losses allocable to the remaining Members would be increased.

            Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Company Agreement, at the request of a Member, the Company, in its sole discretion, may make such an election.
Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Company presently does not intend to make such election.

            The Company decides how to report the partnership items on the Company's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Company are audited by the Service, the tax treatment of the Company's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Manager who has been delegated the power and authority to act as the "Tax Matters Partner" has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Partners to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Company items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

            A Member receiving a cash liquidating distribution from the Company, in connection with a complete withdrawal from the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term or long-term depending upon the Member's holding period for its Interest in the Company. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Company's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its partnership interest.

            As discussed above, the Company Agreement provides that the Company may specially allocate items of its capital gain and loss to a withdrawing Member to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its partnership interest. Such a special allocation of gain may result in the withdrawing Member recognizing capital gain, which may include short-term gain, in the Member's last taxable year in the Company, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of loss may result in the withdrawing Member recognizing capital loss, which may include long-term loss, in the Member's last taxable year in the Company, thereby reducing the amount of short-term loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

            Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under
Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Company will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF COMPANY INVESTMENTS

            In General. The Company through the Investment Funds expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

            Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Company expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

            The maximum ordinary income tax rate for individuals is 39.6% and, in general, the maximum individual income tax rate for long-term capital gains is 20% (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

            The Company may realize ordinary income from accruals of interest and dividends on securities. The Company through the Investment Funds may hold debt obligations with "original issue discount." In such case, the Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year.
The Company through the Investment Funds may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Company. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, periodic amounts, if any, payable by the Investment Funds in connection with equity swaps, interest rate swaps, caps, floors and collars may be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Company Investment Expenditures by Noncorporate Members" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1

            Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Company frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under
Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses

1 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

            As indicated above (see "Types of Investments and Related Risk Factors - Foreign Securities"), the Company through the Investment Funds may acquire foreign currency forward contracts. Generally, any gain or loss realized with respect to such forward contracts will be ordinary, unless (i) the contract is a capital asset in the hands of the holder and is not a part of a straddle transaction and (ii) the holder makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

            Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held at the end of each taxable year are treated for Federal income tax purposes as if they were sold for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

            Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on
Section 1256 Contracts.

            Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Temporary Regulations, provide for the establishment of one or more mixed straddle accounts for certain mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election in the circumstances here will be accepted by the Service.

            Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

            Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the taxpayer holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the underlying property, the taxpayer generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the taxpayer holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the taxpayer generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

            Effect of Straddle Rules on Members' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Company as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

            Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "investment income," consisting of net gain and ordinary income derived from investments in the current year. For this purpose, any long-term capital gain is excluded from investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

            For purposes of this provision, the Company's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Company's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Company's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Company. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Company. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

            Deductibility of Company Investment Expenditures by Noncorporate Members. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.2 In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 1999, $126,600 or $63,300 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

            It is unclear whether all or a portion of the Company's operations will qualify as trading -- rather than investment -- activities, the expenses for which would not be treated as investment expenses. Therefore, pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility may apply to a noncorporate Member's share of the expenses of the Company, including the CIBC WM Fee.

            The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

            Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Company's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Company.

2 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Members that are trusts or estates should consult their tax advisors as to the applicability of this case to the investment expenses that are allocated to them.

            "Phantom Income" From Company Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Company in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Company's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

FOREIGN TAXES

            It is possible that certain dividends and interest received by the Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers.

            The Members will be informed by the Company as to their proportionate share of the foreign taxes paid by the Company, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

            Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.3 This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

            This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. UBTI includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition.


3 With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

            The Company through the Investment Funds may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving acquisition indebtedness and therefore not resulting in UBTI.4 To the extent the Company recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

            To the extent the Company recognizes capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

            Since the calculation of the Company's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Company from time to time,5 it is impossible to predict what percentage of the Company's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Company which is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

            To the extent that the Company generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Company will be required to report to a Member which is an exempt organization information as to the portion of its income and gains from the Company for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Company is

4 Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

5 The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Company. An exempt organization is required to make estimated tax payments with respect to UBTI.

highly complex, and there is no assurance that the Company's calculation of UBTI will be accepted by the Service.

            In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Company generally should not affect the tax-exempt status of such an exempt organization.6 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.
A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Company. (See "ERISA Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

            Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes."
This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

            In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Company would most probably be classified as a nonfunctionally related asset. A determination that an Interest in the Company is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Interest in the Company. Of course, this factor would create less of a problem to the extent

6 Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
     514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

that the value of the investment in the Company is not significant in relation to the value of other assets held by a foundation.

            In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its Interest in the Company in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Company believes that it will meet this 95% gross income test.

            A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

            Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

            Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

            In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Company. State and local tax laws differ in the treatment of limited liability companies such as the Company.
A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

            State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

            The Company, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Company. A nonresident individual Member will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Company.

            Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. These limitations may apply to a Member's share of some or all of the Company's expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

            For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.7 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

            Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership", which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Company's qualification as such a portfolio investment partnership must be determined on

7 New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

an annual basis and, with respect to a taxable year, the Company may not qualify as a portfolio investment partnership.

            A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A non-stock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

            Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Company.

                             ERISA CONSIDERATIONS

            Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Company.

            ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects - Unrelated Business Taxable Income" and "- Certain Issues Pertaining to Specific Exempt Organizations"), and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

            Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be "plan assets" of the ERISA Plans investing in the Company for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, neither the Adviser nor any of the Managers will be fiduciaries within the meaning of ERISA.

            The Board of Managers will require an ERISA Plan proposing to invest in the Company to represent that it, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Company's investment objective, policies and strategies, that the decision to invest plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

            Certain prospective Plan investors may currently maintain relationships with the Adviser or the Managers, or with other entities which are affiliated with the Adviser or the Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with counsel to determine if participation in the Company is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decision and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Company.

            The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Confidential Memorandum, is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Interests.

                    ADDITIONAL INFORMATION AND SUMMARY OF
                     LIMITED LIABILITY COMPANY AGREEMENT

            The following is a summary description of additional items and of select provisions of the Company Agreement which are not described elsewhere in this Confidential Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Company Agreement, which is attached hereto as Appendix A.

MEMBER INTERESTS

            Persons who purchase Interests in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Company in an amount not exceeding 4.9% of the total outstanding capital of the Company, and to that extent will be a Member of the Company. The Adviser, or its successor as investment adviser of the Company, will also be a Special Advisory Member of the Company. In that regard, the Company has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Member has no right to participate in the income or gains of the Company, no voting rights and no right to a share of the assets of the Company upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn. The Adviser may not contribute to the Company as Special Advisory Member.

LIABILITY OF MEMBERS

            Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Company only to the extent of any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the discretion of the Board of Managers, may be obligated to return to the Company amounts distributed to him in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Company exceed the fair market value of the Company's assets.

DUTY OF CARE OF BOARD OF MANAGERS

            The Company Agreement provides that a Manager shall not be liable to the Company or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Company (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Company. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Company or by reason of any change in the Federal or state income tax laws applicable to the Company or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

            The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (subject to the approval of a majority of the Managers who are not "interested persons," as defined by the 1940 Act, of the Company, if required by the 1940 Act) without the approval of other Members and if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act. In addition, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Company. However, the Board of Managers may at any time, without the consent of the other Members of the Company, amend the Company Agreement, among other things, to satisfy the requirements or to reflect any relaxation of such requirements in the future of the Bank Holding Company Act or other U.S. or Canadian banking laws or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staff thereof.

POWER OF ATTORNEY

            By subscribing for an Interest in the Company, each Member will appoint each of the Managers his attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

            The power-of-attorney granted as part of each Member's subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of the whole or any portion of the Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

TERM, DISSOLUTION AND LIQUIDATION

            The Company shall be dissolved:

                   upon the affirmative vote to dissolve the Company by: (1)
                  the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                   upon the expiration of any two year period which commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if that Interest has not been repurchased by the Company;

            - upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Company; or

                   as required by operation of law.

            Upon the occurrence of any event of dissolution, the Board of Managers or CIBC WM, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint CIBC WM to act as liquidator or is unable to perform this function) are charged with winding up the affairs of the Company and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations - Allocation of Net Profits and Net Loss."

            Upon the liquidation of the Company, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Company (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board of Managers or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.

REPORTS TO MEMBERS

            The Company will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal and state income tax or information returns, along with any other tax information required by law. (See "Additional Risk Factors - Special Risks of Multi-Manager Structure.") The Company will send to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the fiscal period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports regarding the Company's operations during the period will also be sent to Members.

FISCAL YEAR

            For accounting purposes, the Company's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Company will commence on the date of the initial closing and will end on March 31, 2000. The 12-month period ending December 31 of each year will be the taxable year of the Company.

ACCOUNTANTS AND LEGAL COUNSEL

            The Board of Managers has selected Ernst & Young LLP as the independent public accountants of the Company. Ernst & Young LLP's principal business address is located at 787 Seventh Avenue, 15th Floor, New York, New York.

            Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Company and to the Adviser in connection with this Confidential Memorandum and as legal counsel to the Adviser, CIBC WM and its affiliates with respect to certain other matters. Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Board of Managers.

CUSTODIAN

            PFPC Trust Company (the "Custodian") serves as the primary custodian of the assets of the Company and the Investment Funds managed by the Subadvisers, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board of Managers.
Assets of the Company and of the Investment Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts, other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113.

INQUIRIES

            Inquiries concerning the Company and Interests (including information concerning subscription and withdrawal procedures) should be directed to:

                  CIBC Oppenheimer Advisers, L.L.C.
                  c/o CIBC World Markets Corp.
                  One World Financial Center
                  31st Floor
                  200 Liberty Street
                  New York, New York  10281
                  Telephone:  212-667-4225
                  Telecopier:  212-667-5689

                  For additional information contact:
                  Howard M. Singer
                  Managing Director
                  CIBC World Markets Corp.

                                  * * * * *
            All potential investors in the Company are encouraged to consult appropriate legal and tax counsel.

                              APPENDIX A

                  LIMITED LIABILITY COMPANY AGREEMENT

               PART C - OTHER INFORMATION

       ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (1)    Financial Statements:

                As Registrant has no assets, financial statements are omitted.

         (2)    Exhibits:

                (a)    (1) Certificate of Formation of Limited
                           Liability Company.
                       (2) Form of Limited Liability Company
                           Agreement.
                (b)    Not Applicable.
                (c)    Not Applicable.
                (d)    See Item 24(2)(a)(2).
                (e)    Not Applicable.
                (f)    Not Applicable.
                (g)    Form of Investment Advisory Agreement.*
                (h)    Form of Placement Agency Agreement.*
                (i)    Not Applicable.
                (j)    Form of Custody Agreement.*
                (k)    (1) Form of Administrative Services
                           Agreement.*
                       (2) Form of Administration, Accounting and
                           Investor Services Agreement.*
                (l)    Not Applicable.
                (m)    Not Applicable.
                (n)    Not Applicable.
                (o)    Not Applicable.
                (p)    Not Applicable.
                (q)    Not Applicable.
                (r)    Not Applicable.

* To be filed by amendment.

       ITEM 25. MARKETING ARRANGEMENTS

           Not Applicable.

       ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                Blue Sky Fees and Expenses (including fees
                    of counsel).................................
                Transfer Agent fees.............................
                Accounting fees and expenses....................
                Legal fees and expenses.........................
                Printing and engraving..........................
                Offering Expenses...............................
                Miscellaneous...................................
                                                                    -----------
                                                                   $



       ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

       After completion of the private offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant.

       ITEM 28. NUMBER OF HOLDERS OF SECURITIES


           Title of Class                                        Number of Record Holders
           --------------                                        ------------------------
           Limited Liability Company Interests                   1 (Registrant anticipates that as a result of
                                                                 the initial private offering of interests there
                                                                 will be more than 100 record holders of such
                                                                 interests.)

       ITEM 29. INDEMNIFICATION

       Reference is made to Section 3.7 of Registrant's Form of Limited Liability Company Agreement (the "Company Agreement") filed as Exhibit 2(a)(2) hereto. Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

       Registrant, in conjunction with the CIBC Oppenheimer Advisers, L.L.C. (the "Adviser") and Registrant's Managers, maintains insurance on behalf of any person who is or was a Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

       ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

       A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is set forth in Registrant's Confidential Memorandum in the section entitled "THE ADVISER AND CIBC WM." Information as to the directors and officers of the Adviser is included in its Form ADV as filed with the Commission (File No. 801-55640), and is incorporated herein by reference.

       ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

       The Administrator maintains certain required accounting related and financial books and records of Registrant at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser, One World Financial Center, 200 Liberty Street, New York, New York 10281.

       ITEM 32. MANAGEMENT SERVICES

       Not applicable.

       ITEM 33. UNDERTAKINGS

       Not Applicable.

                                    FORM N-2

                              WHISTLER FUND, L.L.C.

                                   SIGNATURES

       Pursuant to the requirements of the Investment Company Act of 1940, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Briarcliff Manor, and State of New York, on the 2nd day of July, 1999.

                                            WHISTLER FUND, L.L.C.

                                            By:  /s/ Paul Belica
                                                 ---------------
                                                 Name:    Paul Belica
                                                 Title:   Manager

                                    FORM N-2

                              WHISTLER FUND, L.L.C.

                                  EXHIBIT INDEX



EXHIBIT NUMBER                 DOCUMENT DESCRIPTION

         (a)               (1) Certificate of Formation of Limited Liability Company
                           (2) Form of Limited Liability Company Agreement
         (c)                   Not Applicable
         (d)                   See Exhibit (a)(2) above
         (e)                   Not Applicable
         (f)                   Not Applicable
         (g)                   Form of Investment Advisory Agreement*
         (h)                   Form of Placement Agency Agreement*
         (i)                   Not Applicable
         (j)                   Form of Custody Agreement*
         (k)               (1) Form of Administrative Services Agreement*
                           (2) Form of Administration, Accounting and Investor Services
                               Agreement*
         (l)                   Not Applicable
         (m)                   Not Applicable
         (n)                   Not Applicable
         (o)                   Not Applicable
         (p)                   Not Applicable
         (q)                   Not Applicable

         * To be filed by amendment.